Exhibit 99.1

December, 2012 Smith & Wesson Investor Presentation
Safe Harbor Certain statements contained in this presentation may be deemed to be forward-looking statements under federal securities laws, and the Company intends that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include but are not limited to statements regarding the Company's markets and strategies; the Company's vision and mission; potential repurchases of the Company's common stock; anticipated sales and GAAP EPS for the Company; the Company's expected backlog; the opportunity for growth of the Company; the Company's new products and product development; the demand for the Company's products and services; the Company's focus and objectives; and the Company's financial and operational goals and drivers for future periods. The Company cautions that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include the demand for the Company's products, the Company's growth opportunities, the ability of the Company to obtain operational enhancements, the success of new products, the effects of the divestiture of the Company's Security Solutions business, and other risks detailed from time to time in the Company's reports filed with the SEC. 2
Business Highlights U.S. Market Leader for Firearms: Handguns, Modern Sporting Rifles (MSR) 160 years of rich history Iconic brand with 92% aided awareness* Smith & Wesson(r) Brand = Revolver Innovative product portfolio serving broad user groups Revolvers, Polymer Pistols, Metal Pistols, Concealed Carry Pistols, Bolt Action Rifles, Black Powder Rifles, Modern Sporting Rifles Diverse sales sources: Consumer: Sporting Goods Professional: International, Law Enforcement, Government, Military Healthy balance sheet Solid, experienced management team Strong strategic direction * Survey respondents who own a firearm and do not intend to purchase in the next 12 months and respondents who intend to purchase a firearm within 12 months, whether or not they are current owners. 3
Vision / Mission Our Vision: The leading firearms manufacturer Our Mission: To allow our employees to design, produce, and market high-quality, innovative firearms that meet the needs and desires of our consumer and professional customers 4
Focus, Simplify, Execute Strategy - Focus on Firearms Recent sale of non-core perimeter security business U.S. Consumer - leverage professional markets Family of brands: Smith & Wesson(r) M&P(r) Thompson/Center Arms(tm) M&P(r) - Brand and product platform: Pistols and modern sporting rifles Operations: Consolidate and expand capacity - some production lines have reached record levels Deliver new products that meet needs of user groups Sell four pistols for every one revolver to match industry sales mix 5
Experienced Leadership Team James Debney, President & CEO 20+ years: multinational consumer and business-to- business environments including President of Presto Products Co., a $500 million business unit of Alcoa Consumer Products Jeffrey Buchanan, EVP & CFO 25+ years: private and public company experience in financial management and law; CFO for publicly traded, global manufacturing company, law firm partner, public company board member 6
Experienced Management Team Mario Pasantes _______________ Sr. VP, Marketing and International Sales Alcoa, Inc. Coca-Cola Pillsbury Mark Smith _______________ VP, Manufacturing and Supply Chain Management Alvarez & Marsal Ecolab Robert Cicero ________________ VP, General Counsel, Chief Compliance Officer and Secretary Chemtura Corp. Shearman & Sterling Morgan Lewis & Bockius Mike Brown _______________ VP, U.S. Sales Camfour, Inc. KPMG 7 International Market Development Strong Global Brands Strategy Customer Development Multi-Site Ops Capacity Expansion MPS/MRP Systems S&OP Mgmt Inventory Mgmt Lean Six Sigma Public Co Leadership Corp Governance Cross-border M&A Global Compliance Finance & Pensions Labor & Employment Multiple Leadership Roles in Hunting & Shooting Sports Industries Sales Strategy Team Development
Q2 Fiscal 2013 Highlights (Oct. 31, 2012 - From Continuing Operations) (Oct. 31, 2012 - From Continuing Operations) (Oct. 31, 2012 - From Continuing Operations) 8
First Six Months Highlights and Guidance (Fiscal Year 2013 - From Continuing Operations) Actual and Estimated Fiscal Year April 30 Sales (in Millions) First Half Fiscal 2013 Actual: Sales $272.6M (+48.1%) Gross Profit Margin 36.6% Operating Income 21.3% Diluted EPS $0.53 Cash at Oct. 31 $61.3M Adjusted EBITDAS $68.2M Q3FY13 Guidance: Sales $126.0M - $131.0M (Up Over 30%) GAAP EPS $0.19 - $0.21 Full Fiscal 2013 Guidance: Sales $550.0M - $560.0M (Up Over 35%) GAAP EPS $1.00 - $1.05 *FY2013 Estimate Note: All financial information and guidance reflects information that we provided on December 6, 2012. We are not updating this information to the present date nor does its inclusion constitute a reiteration or modification of this information. 9
SWHC: Backlog and Orders (in Millions) 10 Record Backlog Levels: Q2 FY13 backlog is a record vs. any prior Q2 Two recent consecutive quarters of decline reflects normal seasonality Q4 FY12: Strong net orders reflect customers competing for allocations amid SWHC capacity constraints Q2 FY13: Net orders now reflect more timely deliveries due to SWHC expanded capacity, seasonality, and the high backlog, which represents 6+ months of revenue Orders peak seasonally in Q4
National Shooting Sports Foundation (NSSF) adjusts FBI NICS data to eliminate background checks associated with permit applications and checks on active CCW permit databases. NSSF adjusted NICS data provides a more accurate picture of market conditions. Source: NSSF -National Shooting Sports Foundation (Adjusted)NICS Industry: Adjusted NICS "Background checks" indicate continuing strong year-over-year firearms sales CY12 CY11 CY10 CY09
Industry: Growth in Handguns, Long Guns, Permit Checks 12
Industry Highlights: Adjusted NICS Setting Records (National Instant Criminal Background Check System) National Shooting Sports Foundation, Published December 6, 2012 - November 2012 results: Adjusted NICS checks numbered 1,525,177 Adjusted NICS checks up 38.5% over November 2011 Adjusted NICS checks up 61.3% over November 2010 November 2012 set a record for the most background checks in a single month November 2012 is 30th straight month of year over year NICS checks increases Largest single day ever for background checks: Black Friday, 2012 13

Industry: Strong Sales Indications

- Manufacturer projected sales based on excise tax collections
- First half 2012 shipment value of Handguns and Long guns up 47% over prior yr
- Latest reported Q2 2012 showed Handgun tax obligations up 52% over Q2 2011



Total Handguns & Long Guns
(in Millions)
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
2006 2007 2008 2009 2010 2011 1H 2012
Q4
Q3
Q2
Q1
Total Handguns
Total Long Guns*
Data for just the first half CY12

Source: Federal Excise Tax collections on mfg sales value
*Long guns include all rifles, shotguns and muzzle loaders



Smith&Wesson

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Pistols Driving Growth in Handguns Pistols now represent 82% of units both manufactured and imported Source: BATF, Includes US manufacturer and imports, excludes exports
Industry: Pistols vs. Revolvers Pistols and revolvers have different attributes, but pistols are attracting younger consumers into the handgun market. Pistol advantages versus revolvers: Capacity Rate of fire High tech/cutting edge Modern shape Trigger pull Safety features Revolver advantages versus pistols: Slightly better for beginners Easy maintenance Reliability Source: 12/10 Strategic Platform and Extendibility Study 17
Consumer Market - U.S. Focus on Concealed Carry, Personal Protection, Recreation Expand Market Share: M&P(r) Platform, Polymer Pistol Unit Growth New Product Pipeline Leverage Higher Performance Standards from Professional Markets Professional Market Law Enforcement / Federal Government Military - M9 pistol replacement opportunity International - large orders, e.g. Belgium, VICPOL 18 SWHC: Firearms Growth Drivers
Major Focus: M&P(tm) Pistol Growth Current Situation: Pistol category is 82% of handguns Compact/slim and full-size polymer pistols are increasing in popularity M&P(r) products sought after by retail & consumer, e.g. M&P(r) Shield(tm) Our Focus: Grow M&P(r) Pistol market share: Increased consumer advertising Increasing capacity to satisfy growing orders Make it easier for dealers to support the M&P(r) platform: Strong merchandising and store programs Armorer's Training and On-The-Hip Program 19
M&P(r) - Proven Performance M&P(r) - Proven Performance Strong & Marketable Differences 20
Demonstrated Track Record of Significant New Products 2006 2007 2008 2009 2010 2011 2012 S&W M&P 15 S&W M&P Pistols S&W M&P15-22 S&W M&P15 Sport S&W BG380 S&W BG 38 S&W M&P15 Whisper S&W M&P 22 Thompson/Center Venture S&W Governor T/C Dimension 21 M&P Shield
New products: M&P(r) Shield, M&P(r) C.O.R.E. Polymer pistol category Concealed Carry, Personal Protection and Recreation Consumer and Professional Additional calibers and models for the M&P(r) Modern Sporting Rifle platform: Hunting Will only announce new product introductions when timing is right M&P(r) Shield launched at NRA in April Initial quantities pre-stocked at dealers rapidly sold out Highly coordinated new product launch Accessory partners, marketing communications & social media plans in place 22 New Models for the M&P(tm) Platform
The M&P(r) Shield(tm) SLIM Less than 1" thin CONCEALABLE 6" overall length POWERFUL 9mm or .40 S&W 23 "Guns hit store shelves at the end of the month in April or early May. The pistol itself is a lot to talk about - the most rugged of all "pocket rocket" pistols with M&P reliability and quality, but Smith also innovated in its supply chain to coordinate launch, distribution and aftermarket parts and accessories. No firearm company has been able to coordinate all of these in the United States up to this time. It sets a new standard in the firearm industry that stands as a significant competitive advantage for Smith & Wesson." Ammo Land - May 29, 2012
The NEW M&P(r) Pro-Series C.O.R.E.(tm) New M&P(r) Pro Series C.O.R.E. Pistols expand the popular M&P(r) line of pistols and are available in Competition Optics Ready Equipment Models: Quick, custom, competition-based optics Crisp 4.5 pound trigger pull and faster reset in between shots Textured interchangeable back straps to enhance and customize grip Accepts sights from six of the industry's top red-dot sight manufacturers Available in 9mm and .40 S&W Available in 4.25-inch or 5-inch barrel configuration 24
Our Strategic Direction: Focus on Firearms Grow sales and increase profitability Expand manufacturing capacity intelligently Focus on M&P(r) Pistol platform Optimize expenses on a company-wide basis Focus on improving gross margins Maintain robust new product pipeline Launch new products strategically Leverage existing product portfolio Objective: Deliver Enhanced Stockholder Value 25
Financial Model: Three Year Goals 26 Gross Margins of 38% - 40% -- Drivers will include: Focus on M&P(r) platform Exit from Walther business Introduction of significant new products Leverage supplier capability and invest in vertical integration Further simplify and refine go-to-market strategy Operating Margins of 20% - 22% -- Drivers will include: Continued focus on consumer pull market strategy Increased marketing and advertising designed to drive share gain Continued focus on efficiency and cost savings activities
December, 2012 Smith & Wesson Investor Presentation Questions / Answers / Addendum Slides
Industry: NSSF-Adjusted NICS Setting Records (National Instant Criminal Background Check System) National Shooting Sports Foundation, Published December 3, 2012 - "NOVEMBER NSSF-ADJUSTED NICS CHECKS UP 38.5% . . . Powered by the largest single day ever for background checks on Black Friday, November 2012 is now the record holder for the most background checks conducted in a single month. The November 2012 NSSF-adjusted National Instant Criminal Background Check System (NICS) figure of 1,525,177 is an increase of 38.5 percent over the NSSF-adjusted NICS figure of 1,101,076 in November 2011. For comparison, the unadjusted November 2012 NICS figure of 1,997,703 reflects a 30.8 percent increase from the unadjusted NICS figure of 1,527,454 in Nov. 2011. This marks the 30th straight month that NSSF-adjusted NICS figures have increased when compared to the same period the previous year. The number reported for November 2012 eclipsed the previous high in December 2011 by 8.1 percent." The adjusted NICS data were derived by subtracting out NICS purpose code permit checks used by several states such as Kentucky, Iowa and Michigan for CCW permit application checks as well as checks on active CCW permit databases. Though not a direct correlation to firearms sales, the NSSF-adjusted NICS data provide a more accurate picture of current market conditions. In addition to other purposes, NICS is used to check transactions of firearms sales and transfers on new and used handguns and long guns. - NSSF (www.nssf.org) 28
December, 2012 Smith & Wesson Investor Presentation